UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020 (February 16, 2020)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 8.01. Other Events

On February 16, 2020 (the “Effective Date”), Aerkomm Inc. (the “Company”) entered into a consultant agreement (the “Agreement”) with Daniel Shih, a co-founder and former shareholder of the Company and former Chief Executive Officer of Aircom Pacific, Inc., the wholly owned operating subsidiary of the Company. During the past few years, Mr. Shih has stepped back from the Company to pursue other interests and is no longer a shareholder of the Company.

Pursuant to the terms of the Agreement, Mr. Shih will provide services to the Company as a “Business Development Consultant” and will establish and implement a business development strategy for the Company. The Company will pay Mr. Shih a monthly retainer of $10,000 and will reimburse Mr. Shih for actual, necessary and reasonable air travel expenses incurred by Mr. Shih pursuant to this Agreement up to a maximum of Twenty Thousand U.S. Dollars (US$20,000) each calendar month and for actual, necessary and reasonable travel-related hotel and meal expenses incurred by Mr. Shih pursuant to this Agreement up to a maximum of Ten Thousand U.S. Dollars (US$10,000) each calendar month. The Agreement with Mr. Shih will terminate one year from the Effective Date or earlier under certain circumstances. As an independent contractor and not an employee of the Company, Mr. Shih will not have any power to bind the Company or to enter into any contracts on behalf of the Company or any of its subsidiaries. Mr. Shih will not be performing, or be expected or obligated to perform, any broker-dealer, finder, investment banking or investment advisor functions or services on behalf of the Company or any of its subsidiaries.

Given Mr. Shih’s background in, and knowledge of, the aviation industry, the Company believes that Mr. Shih will be able to provide valuable services to the Company at this time.

The above description is only a summary of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01 Financial Statement and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Consultant Agreement dated February 16, 2020 be and between the Registrant and Daniel shih.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2020	AERKOMM INC.

/s/ Jeffrey Wun
Name: Jeffrey Wun
Title: Chief Executive Officer

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